MUNIHOLDINGS
NEW JERSEY INSURED
FUND IV, INC.



FUND LOGO



Semi-Annual Report

November 30, 2000



MuniHoldings New Jersey Insured Fund IV, Inc. seeks to provide shareholders with current income exempt from Federal income tax and New Jersey personal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax and New Jersey personal income tax.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings New Jersey Insured Fund IV, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.


MuniHoldings New Jersey
Insured Fund IV, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MUNIHOLDINGS NEW JERSEY INSURED FUND IV, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings New Jersey Insured Fund IV, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings New Jersey Insured Fund IV, Inc., November 30, 2000


DEAR SHAREHOLDER

For the six months ended November 30, 2000, MuniHoldings New Jersey Insured Fund IV, Inc. earned $0.379 per share income dividends, which included earned and unpaid dividends of $0.061. This represents a net annualized yield of 5.21%, based on a month-end net asset value of $14.52 per share. Over the same period, the Fund's total investment return was +13.01%, based on a change in per share net asset value from $13.24 to $14.52, and assuming reinvestment of $0.383 per share income dividends.

For the six-month period ended November 30, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.70%.


The Municipal Market Environment
During the six months ended November 30, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Revised third-quarter 2000 US gross domestic product growth was 2.4%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggested to some analysts that the Federal Reserve Board was finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has kept monetary policy steady at its subsequent meetings. (After the close of the period, the Federal Reserve Board cut interest rates by 0.50%.) Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%.

However, during September and early October, bond prices were unable to maintain their earlier gains. Rising oil prices were the major impetus, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%--8.50% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. By early October 2000, US Treasury bond yields had risen to 5.90%.

Declining oil prices and, more importantly, a dramatic decline in US equity prices, particularly among NASDAQ issues, allowed the bond rally to resume in late October. Bond yields declined for the remainder of the period as further evidence of a moderating domestic economy were released. In particular, labor conditions appeared to have loosened as weekly unemployment claims rose consistently during the month. A further series of significant declines on various US equity exchanges also caused bond prices to rise. By November 30, 2000, US Treasury bond yields declined to 5.61%, their lowest level for the year.

The six-month period ended November 30, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of November 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 45 basis points to end the period at 5.74%.

New long-term municipal bond issuance has continued to decline, although in recent months the rate of this decline has slowed. Over the past three months, more than $50 billion in new long-term municipal bonds was issued, a decline of 8.5% compared to the same three-month period in 1999. During the last six months, approximately $106 billion in tax-exempt bonds was issued, representing a similar decline of 8.5%. Approximately $195 billion in new municipal securities was issued during the last 12 months, a decline of 16% compared to the same 12-month period in 1999. This reduction in tax-exempt bond issuance helped provide a solid technical support for the municipal bond market.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year. Recently, research analysts suggested that issuance in 2001 is likely to be in the $200 billion range, which implies that next year's issuance is unlikely to exert any significant pressure on the tax-exempt bond market.

However, the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by President-elect Bush have obvious implications for state and local governments as well as for corporate and individual taxpayers. Recent congressional elections resulted in very narrow majorities in both the House and the Senate, making significant legislative changes difficult in the coming session. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.


Portfolio Strategy
For the six-month period ended November 30, 2000, we managed the Fund with the intent of sustaining an appealing level of tax-exempt income. At the end of May, we believed that the municipal market was approaching a high in yields. In our opinion, investors had fully discounted any further increases in short-term interest rates, and we believed that any other increases would serve to slow economic growth and keep inflation manageable.

The months leading to November brought extreme volatility to the muni-cipal market. Tax-exempt yields dropped about 40 basis points from the end of May to the end of November although the average yield change from month to month was about 13 basis points. This volatility occurred because most investors could not decide if the Federal Reserve Board was ahead or behind the curve in taming inflation. As a result of this volatility, we restructured the Fund with high coupon issues that were not available in a lower interest rate environment. The coupons increased the income of the Fund and produced a generous yield for shareholders. It also provided us with the opportunity to be in a trading range in which we sought to enhance the Fund's total return.

Going forward, we will seek to take ad-vantage of any backup in interest rates to invest the Fund's cash to increase its tax-exempt income and extend its duration. This should position the Fund to take advantage of anticipated lower interest rates as the result of an impending economic slowdown and a potential easing in short-term interest rates in early 2001.

The strong technical position of the New Jersey short-term tax-exempt market has fostered a positively sloped yield curve, generating a very significant income benefit to the Fund's Common Stock shareholder from leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
On September 7, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings New Jersey Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniHoldings New Jersey Insured Fund, Inc. These funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniHoldings New Jersey Insured
Fund IV, Inc.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President


(Roberto W. Roffo)
Roberto W. Roffo
Vice President and Portfolio Manager


January 5, 2001



MuniHoldings New Jersey Insured Fund IV, Inc., November 30, 2000



Portfolio Abbreviations


To simplify the listings of MuniHoldings New Jersey Insured Fund IV, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
GO      General Obligation Bonds
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
               S&P        Moody's    Face
STATE        Ratings      Ratings   Amount  Issue                                                                Value
New                                         Delaware River Port Authority of Pennsylvania and New Jersey
Jersey--94.6%                               Revenue Bonds (c):
                AAA       Aaa     $ 1,750    5.625% due 1/01/2013                                               $  1,832
                AAA       Aaa         500    5.75% due 1/01/2015                                                     524

                AAA       Aaa       3,050   Essex County, New Jersey, Improvement Authority Revenue Bonds,
                                            Utility System (Orange Franchise), Series A, 5.75% due
                                            7/01/2027 (d)                                                          3,122

                NR*       Aaa       4,400   Essex County, New Jersey, Utilities Authority, Solid Waste
                                            Revenue Refunding Bonds, Series A, 4.80% due 4/01/2014 (c)             4,238

                NR*       Aaa       1,000   Lafayette Yard, New Jersey, Community Development Revenue
                                            Bonds (Hotel/Conference Center Project-Trenton), 6% due
                                            4/01/2029 (d)                                                          1,056

                AA+       Aaa       3,970   Middlesex County, New Jersey, Improvement Authority, Lease
                                            Revenue Bonds (Educational Services Community Projects), 5.70%
                                            due 7/15/2020                                                          4,095

                AAA       Aaa       1,400   Moorestown Township, New Jersey, School District, GO, 5% due
                                            1/01/2024 (b)                                                          1,323

                AAA       Aaa       2,304   Mount Laurel Township, New Jersey, Board of Education, GO, 5.60%
                                            due 8/01/2019 (b)                                                      2,348

                A1+c      VMIG1++     200   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI
                                            Corporation Project), VRDN, AMT, Series A, 4% due
                                            6/01/2026 (a)(f)                                                         200

                                            New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                            Bonds, AMT:
                A1+c      VMIG1++     400    (New Jersey Natural Gas Co. Project), VRDN, Series A, 4%
                                             due 8/01/2030 (a)(f)                                                    400
                NR*       Aaa       3,155    RIB, Series 161, 7.03% due 6/01/2032 (d)(e)                           3,169

                                            New Jersey EDA, Parking Facility Revenue Bonds (Elizabeth
                                            Development Company Project) (b):
                AAA       Aaa       1,430    5.60% due 10/15/2019                                                  1,456
                AAA       Aaa       1,000    5.60% due 10/15/2026                                                  1,011

                AAA       Aaa       3,000   New Jersey EDA, Revenue Bonds (Transportation Project),
                                            Sub-Lease, Series A, 6% due 5/01/2016 (c)                              3,176

                                            New Jersey EDA, Water Facilities Revenue Refunding Bonds:
                AAA       Aaa         850    (Middlesex Water Company Project), AMT, Series A, 5.25%
                                             2/01/2029 (d)                                                           807
                A1+c      VMIG1++     100    (United Water of New Jersey Inc. Project), VRDN, Series A,
                                             4.05% due 11/01/2026 (a)(f)                                             100
                A1+c      VMIG1++   1,000    (United Water of New Jersey Inc. Project), VRDN, Series B,
                                             4.10% due 11/01/2025 (a)(f)                                           1,000

                AAA       Aaa       1,000   New Jersey Health Care Facilities Financing Authority,
                                            Revenue Refunding Bonds (Meridian Health System
                                            Obligation Group), 5.375% due 7/01/2024 (c)                              984

                                            New Jersey State Educational Facilities Authority Revenue Bonds:
                AAA       Aaa       2,000    (Princeton Theological), Series B, 5.90% due 7/01/2026                2,075
                AAA       Aaa       4,000    (Trenton State College), Series A, 5.75% due 7/01/2006 (d)(g)         4,263

                AAA       Aaa       1,000   New Jersey State Highway Authority, Garden State Parkway,
                                            General Revenue Refunding Bonds, 5.75% due 1/01/2015 (b)               1,054

                                            New Jersey State Housing and Mortgage Finance Agency, Home
                                            Buyer Revenue Bonds, AMT: (d)
                AAA       Aaa       3,940    Series K, 6.375% due 10/01/2026                                       4,056
                AAA       Aaa       4,000    Series M, 7% due 10/01/2026                                           4,215

                AAA       Aaa       3,000   New Jersey State Transportation Trust Fund Authority,
                                            Transportation System Revenue Refunding Bonds, Series B,
                                            6.50% due 6/15/2010 (d)                                                3,406

                                            Port Authority of New York and New Jersey, Special Obligation
                                            Revenue Bonds, AMT:
                NR*       Aaa       2,165    (JFK International Air Terminal LLC), RIB, Series 157, 7.10%
                                             due 12/01/2022 (d)(e)                                                 2,260
                AAA       Aaa       1,500    (JFK International Airport Terminal), Series 6, 6.25% due
                                             12/01/2015 (d)                                                        1,673

                                            Port Authority of New York and New Jersey, Special Obligation
                                            Revenue Refunding Bonds (Versatile Structure Obligation), VRDN (f):
                A1+       VMIG1++     200    Series 3, 3.95% due 6/01/2020                                           200
                A1+       VMIG1++     100    Series 5, 3.95% due 8/01/2024                                           100

                AAA       Aaa       2,000   Salem County, New Jersey, Industrial Pollution Control Financing
                                            Authority, Revenue Refunding Bonds (Public Service Electric &
                                            Gas), Series C, 5.55% due 11/01/2033 (d)                               2,006

                AAA       Aaa       3,035   South Jersey Transportation Authority, New Jersey, Transportation
                                            System Revenue Refunding Bonds, 5.125% due 11/01/2022 (a)              2,928

                AAA       NR*       3,000   Sparta Township, New Jersey, School District, GO, Refunding, 5%
                                            due 9/01/2026(d)                                                       2,820

                                            Stafford Township, New Jersey, GO, Refunding (b):
                NR*       Aaa       1,010    4.80% due 2/01/2021                                                     930
                NR*       Aaa       1,070    4.80% due 2/01/2023                                                     980
                NR*       Aaa       1,097    4.80% due 2/01/2024                                                   1,002

                                            Wall Township, New Jersey, School District, GO (c):
                AAA       Aaa       2,235    4.50% due 7/15/2020                                                   1,973
                AAA       Aaa       1,000    4.75% due 7/15/2023                                                     900


                Total Investments (Cost--$66,849)--94.6%                                                          67,682

                Other Assets Less Liabilities--5.4%                                                                3,837
                                                                                                               ---------
                Net Assets--100.0%                                                                             $  71,519
                                                                                                               =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2000.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2000.
(g)Prerefunded.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MuniHoldings New Jersey Insured Fund IV, Inc., November 30, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 2000
Assets:             Investments, at value (identified cost--$66,849,260)                                    $ 67,682,453
                    Cash                                                                                          62,154
                    Receivables:
                      Securities sold                                                      $  2,745,831
                      Interest                                                                1,169,744        3,915,575
                                                                                           ------------     ------------
                    Total assets                                                                              71,660,182
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                                  77,110
                      Investment adviser                                                         13,322           90,432
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        50,683
                                                                                                            ------------
                    Total liabilities                                                                            141,115
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 71,519,067
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,120 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 28,000,000
                      Common Stock, par value $.10 per share (2,997,815 shares
                      issued and outstanding)                                              $    299,781
                    Paid-in capital in excess of par                                         44,160,707
                    Undistributed investment income--net                                        202,365
                    Accumulated realized capital losses on investments--net                 (1,976,979)
                    Unrealized appreciation on investments--net                                 833,193
                                                                                           ------------
                    Total--Equivalent to $14.52 net asset value per share of Common
                    Stock (market price--$12.50)                                                              43,519,067
                                                                                                            ------------
                    Total capital                                                                           $ 71,519,067
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 2000
Investment          Interest and amortization of premium and discount earned                                $  1,903,376
Income:

Expenses:           Investment advisory fees                                               $    194,149
                    Accounting services                                                          37,721
                    Commission fees                                                              30,834
                    Professional fees                                                            27,511
                    Transfer agent fees                                                          13,959
                    Directors' fees and expenses                                                 12,688
                    Printing and shareholder reports                                              7,948
                    Listing fees                                                                  5,938
                    Pricing fees                                                                  2,619
                    Custodian fees                                                                1,668
                    Other                                                                         6,388
                                                                                           ------------
                    Total expenses before reimbursement                                         341,423
                    Reimbursement of expenses                                                  (97,136)
                                                                                           ------------
                    Total expenses after reimbursement                                                           244,287
                                                                                                            ------------
                    Investment income--net                                                                     1,659,089
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                          (814,359)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                         4,639,149
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  5,483,879
                                                                                                            ============

                    See Notes to Financial Statements.


MuniHoldings New Jersey Insured Fund IV, Inc., November 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six     For the Period
                                                                                           Months Ended   July 23, 1999++
                                                                                           November 30,      to May 31,
                    Increase (Decrease) in Net Asset Value:                                    2000             2000
Operations:         Investment income--net                                                 $  1,659,089      $ 2,941,955
                    Realized loss on investments--net                                         (814,359)      (1,162,620)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          4,639,149      (3,805,956)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                5,483,879      (2,026,621)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                          (1,148,328)      (1,886,942)
                      Preferred Stock                                                         (520,105)        (843,304)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (1,668,433)      (2,730,246)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock                                           --       44,867,220
Transactions:       Proceeds from issuance of Preferred Stock                                        --       28,000,000
                    Offering costs resulting from the issuance of Common Stock                       --        (157,983)
                    Offering and underwriting costs resulting from the issuance
                    of Preferred Stock                                                               --        (348,754)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --       72,360,483
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              3,815,446       67,603,616
                    Beginning of period                                                      67,703,621          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $ 71,519,067     $ 67,703,621
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    202,365     $    211,709
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                         For the Six       For the Period
                    The following per share data and ratios have been derived            Months Ended     July 23, 1999++
                    from information provided in the financial statements.               November 30,        to May 31,
                    Increase (Decrease) in Net Asset Value:                                  2000               2000
Per Share           Net asset value, beginning of period                                   $      13.24     $      15.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .55              .98
                    Realized and unrealized gain (loss) on investments--net                        1.28           (1.66)
                                                                                           ------------     ------------
                    Total from investment operations                                               1.83            (.68)
                                                                                           ------------     ------------
                    Less dividends to Common Stock shareholders from investment
                    income--net                                                                   (.38)            (.63)
                                                                                           ------------     ------------
                    Capital charge resulting from issuance of Common Stock                           --            (.05)
                                                                                           ------------     ------------
                    Effect of Preferred Stock activity:
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                                    (.17)            (.28)
                      Capital charge resulting from issuance of Preferred Stock                      --            (.12)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                      (.17)            (.40)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      14.52     $      13.24
                                                                                           ============     ============
                    Market price per share, end of period                                  $      12.50     $      11.75
                                                                                           ============     ============

Total Investment    Based on market price per share                                            9.63%+++      (17.58%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                        13.01%+++       (7.12%)+++
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement***                                      1.15%*            .89%*
Average Net Assets                                                                         ============     ============
Of Common Stocks:   Total expenses***                                                            1.61%*           1.49%*
                                                                                           ============     ============
                    Total investment income--net***                                              7.80%*           8.41%*
                                                                                           ============     ============
                    Amount of dividends to Preferred Stock shareholders                          2.44%*           2.41%*
                                                                                           ============     ============
                    Investment income--net, to Common Stock shareholders                         5.36%*           6.00%*
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement                                          .69%*            .54%*
Total Average                                                                              ============     ============
Net                 Total expenses                                                                .97%*            .91%*
Assets:***++++++                                                                           ============     ============
                    Total investments income--net                                                4.70%*           5.14%*
                                                                                           ============     ============

Ratios Based on     Dividends to Preferred Stock shareholders                                    3.70%*           3.79%*
Average Net                                                                                ============     ============
Assets of
Preferred Stocks:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)       $     43,519     $     39,704
Data:                                                                                      ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $     28,000     $     28,000
                                                                                           ============     ============
                    Portfolio turnover                                                           20.39%           54.51%
                                                                                           ============     ============

Leverage:           Asset coverage per $1,000                                              $      2,554     $      2,418
Dividends                                                                                  ============     ============
Per Share on        Investment income--net                                                 $        464     $        753
Preferred Stock                                                                            ============     ============
Outstanding:++++


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on August 16, 1999.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniHoldings New Jersey Insured Fund IV, Inc., November 30, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings New Jersey Insured Fund IV, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MHJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets including proceeds from the issuance of Preferred Stock. For the six months ended November 30, 2000, FAM earned fees of $194,149, of which $97,136 was waived.

During the period July 23, 1999 to May 31, 2000, Merrill Lynch,
Pierce, Fenner & Smith Incorporated (MLPF&S) received underwriting fees of $210,000 in connection with the issuance of the Fund's
Preferred Stock.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2000 were $13,241,683 and $14,917,195 respectively.

Net realized losses for the six months ended November 30, 2000 and net unrealized gains as of November 30, 2000 were as follows:

                                    Realized      Unrealized
                                     Losses         Gains

Long-term investments           $   (814,359)    $   833,193
                                 ------------    -----------
Total                           $   (814,359)    $   833,193
                                 ============    ===========

As of November 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $833,193 of which $1,182,441 related to appreciated securities and $349,248 related to depreciated securities. The aggregate cost of investments at November 30, 2000 for Federal income tax purposes was $66,849,260.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended November 30, 2000 remained constant and for the period July 23, 1999 to May 31, 2000 increased by 2,991,148 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 2000 was 3.43%.

Shares issued and outstanding during the six months ended November 30, 2000 remained constant and for the period July 23, 1999 to May 31, 2000 increased by 1,120 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended November 30, 2000, MLPF&S, an affiliate of FAM, earned $21,717 as commissions.


5. Capital Loss Carryforward:
At May 31, 2000, the Fund had a net capital loss carryforward of approximately $388,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Reorganization Plan:
On September 7, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings New Jersey Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniHoldings New Jersey Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by FAM.


7. Subsequent Event:
On December 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to shareholders in the amount of $.061327 per share, payable on December 28, 2000 to shareholders of record as of December 20, 2000.



MuniHoldings New Jersey Insured Fund IV, Inc., November 30, 2000



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 2000 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  91.8%
Other++                                   2.8

++Temporary investments in short-term securities.


MuniHoldings New Jersey Insured Fund IV, Inc., November 30, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Roberto W. Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

AMEX Symbol
MHJ

Arthur Zeikel, Director of MuniHoldings New Jersey Insured Fund IV, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.